EXHIBIT 10.34

AMENDMENT TO PROMISSORY NOTE

AMENDMENT, DATED OCTOBER 11, 2010, TO PROMISSORY NOTE, dated as of February 26, 2010, made by and between Li-ion Motors Corp., a Nevada corporation, with its principal offices located at 4894 Lone Mountain Road #168 (the “Borrower”) and Frontline Asset Management Inc., a Nevada corporation, having an office at 4933 West Craig Rd. #126, Las Vegas, NV 89130 (the “Holder”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the Original Note.

WHEREAS, the Borrower and the Holder are parties to that certain Promissory Note, dated February 26, 2010 (the “Original Note”) pursuant to which the Borrower has borrowed the amount of $2,000,000 from the Holder;

WHEREAS, the Original Note provides that the Maturity Date shall be March 1, 2011; and

WHEREAS, the Borrower and the Holder have agreed to extend the Maturity Date and to amend Section 4 of the Original Note in order to provide the Borrower with additional time to secure financing; and

WHEREAS, in accordance with the terms and conditions of the Original Note, the Borrower and the Holder hereby approve the amendment of the Original Note as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1.	By their respective execution of this Agreement, the Borrower and the Holder agree that the term “Maturity Date” shall mean March 1, 2012.

2.            By their respective execution of this Agreement, the Borrower and the Holder agree that Section 4 of the Original Note is hereby amended to read in its entirety as follows:

3.           By their respective execution of this Agreement, the Borrower and the Holder agree that Section 4 of the Original Note is hereby amended to read in its entirety as follows:

Section 4.  Maturity Date.

The entire principal balance of this note, together with all accrued and unpaid interest, shall be due and payable on March 1, 2012 ("maturity date"), unless otherwise prepaid in accordance with the terms of this note.

4.            Except as expressly provided herein, the Original Note shall continue in full force and effect.

LI-ION MOTORS CORP.

/s/ Stacey Fling

By:

Name:

Title:

FRONTLINE ASSET MANAGEMENT INC.

By:

Name:

Title: